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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 -------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934





Date of report (Date of earliest event reported):       October 13, 1999
                                                  ------------------------


                              PLANETRX.COM, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                  000-27437                94-3227733
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(State or Other Jurisdiction       (Commission              (IRS Employer
   of Incorporation)               File Number)             Identification No.)



349 Oyster Point Blvd., Suite 201, S. San Francisco, California       94080
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(Address of Principal Executive Offices)                            (Zip Code)


Company's telephone number, including area code:   (650) 616-1500
                                                 -------------------------------


________________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report.)
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Item 2.   Acquisition or Disposition of Assets.

          On October 13, 1999, PlanetRx.com, Inc., a Delaware corporation (the "Company") acquired selected assets and liabilities of YourPharmacy.com, Inc. This acquisition was accomplished pursuant to an Asset Contribution and Reorganization Agreement dated August 31, 1999 (the "Asset Contribution and Reorganization Agreement") among the Company, PRX Holdings, Inc., PRX Acquisition Corp., Express Scripts, Inc. ("Express Scripts") and its wholly owned subsidiary, YourPharmacy.com, Inc. The acquisition occurred after the approval of the Asset Contribution and Reorganization Agreement by the stockholders of PRX Acquisition Corp., and approval of the issuance of the Company's Common Stock in connection with the acquisition by the stockholders of the Company, and the satisfaction of certain other closing conditions.

          Pursuant to the Asset Contribution and Reorganization Agreement and related series of agreements, PlanetRx.com issued 19.9% of its outstanding stock to Express Scripts (calculated after the closing of the initial public offering of even date therewith, including the exercise of its over-allotment option) for selected assets and liabilities of YourPharmacy.com, Inc. In connection with the series of agreements, the Company has committed to pay a minimum of $14,650,000 annually for five years for promotion of the Company's Website. Additionally, these agreements provide that Express Scripts members are able to use their reimbursement plan to fill prescriptions online at PlanetRx.com and Express Scripts has agreed that it will promote the Company as Express Scripts' Internet pharmacy. The agreements provide for a variety of other co-branding and co-promotion arrangements as well.
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial Statements of Business Acquired.

        Incorporated by reference to the Prospectus forming a part of the Company's Registration Statement on Form S-1 (file No. 333-82485) initially filed on July 8, 1999, as amended.

        (b) Pro Forma Financial Information.

        Incorporated by reference to the Prospectus forming a part of the Company's Registration Statement on Form S-1 (file No. 333-82485) initially filed on July 8, 1999, as amended.

        (c) Exhibits.

            Exhibit
            Number     Description
            -------    -----------

             2.1* Asset Contribution and Reorganization Agreement dated August 31, 1999.

             23.1      Consent of Independent Accountants.

             99.1      Press release, dated October 14, 1999.


             _____________
             * Incorporated by reference to the Prospectus forming a part of the Company's Registration Statement on Form S-1 (file No. 333-82485) initially filed with the Securities and Exchange Commission on July 8, 1999, as amended.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               PLANETRX.COM, INC.



Date:  October 28, 1999         By:     /s/ Steve Valenzuela
                                       -------------------------

                               Name:   Steve Valenzuela

                               Title: Vice President, Finance, Chief Financial Officer and Secretary
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                                 EXHIBIT INDEX


          Exhibit
          Number    Description
          -------   -----------

          2.1* Asset Contribution and Reorganization Agreement dated August 31, 1999.

          23.1      Consent of Independent Accountants.

          99.1      Press release, dated October 14, 1999.

          _______________
          * Incorporated by reference to the Prospectus forming a part of the Company's Registration Statement on Form S-1 (file No. 333-82485) initially filed with the Securities and Exchange Commission on July 8, 1999, as amended.